Electric plant, construction and related agreements	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Electric plant, construction and related agreements	Electric plant, construction and related agreements:
a.Electric plant
We, along with Georgia Power, have entered into agreements providing for the purchase and subsequent joint operation of certain electric generating plants. Each co-owner is responsible for providing their own financing. The plant investments disclosed in the table below represent our undivided interest in each plant. A summary of our plant investments and related accumulated depreciation as of December 31, 2023 and 2022 is as follows:

	2023		2022
	(dollars in thousands)
Plant	Investment	Accumulated Depreciation	Investment	Accumulated Depreciation
In-service(1)
Owned property
Vogtle Units No. 1 & No. 2 (Nuclear – 30% ownership)	$3,035,806	$(1,948,158)	$3,024,112	$(1,916,942)
Vogtle Unit No. 3 (Nuclear – 30% ownership)	4,771,526	(43,418)	58,189	(8,627)
Hatch Units No. 1 & No. 2 (Nuclear – 30% ownership)	1,019,809	(559,001)	991,852	(533,771)
Wansley Units No. 1 & No. 2 (Fossil – 30% ownership)	24,710	(27,152)	20,312	(15,337)
Scherer Unit No. 1 (Fossil – 60% ownership)	1,372,241	(660,580)	1,378,904	(636,799)
Doyle (Combustion Turbine - 100% ownership)	148,902	(127,378)	145,780	(124,306)
Rocky Mountain Units No. 1, No. 2 & No. 3 (Hydro – 75% ownership)	618,955	(308,827)	616,278	(296,624)
Hartwell (Combustion Turbine - 100% ownership)	233,662	(131,434)	232,532	(125,092)
Hawk Road (Combustion Turbine - 100% ownership)	272,416	(79,985)	269,837	(74,685)
Talbot (Combustion Turbine - 100% ownership)	308,837	(167,033)	301,869	(162,137)
Chattahoochee (Combined cycle - 100% ownership)	343,531	(168,292)	324,310	(171,272)
BC Smith (Combined cycle - 100% ownership)	352,005	(126,886)	339,189	(121,318)
TA Smith (Combined cycle - 100% ownership)	689,198	(228,997)	686,517	(208,142)
Washington County (Combustion Turbine – 100% ownership)	171,034	(92,498)	170,432	(88,585)
Baconton (Combustion Turbine – 100% ownership)	32,987	(16,379)	—	—
Transmission plant	122,452	(65,784)	107,992	(64,785)
Other	101,061	(60,710)	106,424	(65,922)
Property under finance lease:
Scherer Unit No. 2 (Fossil – 60% leasehold)	795,698	(606,226)	794,830	(569,245)
Total in-service	$14,414,830	$(5,418,738)	$9,569,359	$(5,183,589)
Construction work in progress
Vogtle Unit No. 4	$3,128,720		$7,583,291

Environmental and other generation improvements	165,921	132,744
Total construction work in progress	$3,294,641	$7,716,035
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(1)Amounts include plant acquisition adjustments at December 31, 2023 of $290,725,000 and December 31, 2022 of $280,396,000.
(2)Plant Vogtle Unit No. 3 was placed in service on July 31, 2023.
Our proportionate share of direct expenses of joint operation of the above plants is included in the corresponding operating expense captions (e.g., fuel, production) on the accompanying consolidated statements of revenues and expenses.
b.Construction
Vogtle Units No. 3 and No. 4
We, Georgia Power, the Municipal Electric Authority of Georgia (MEAG), and the City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners) are parties to an Ownership Participation Agreement that, along with other agreements, governs our participation in two additional nuclear units under construction at Plant Vogtle, Units No. 3 and No. 4. The Co-owners appointed Georgia Power to act as agent under this agreement. Pursuant to this agreement, Georgia Power has designated Southern Nuclear Operating Company, Inc. as its agent for licensing, engineering, procurement, contract management, construction and pre-operation services.
In 2008, Georgia Power, acting for itself and as agent for the Co-owners, entered into an Engineering, Procurement and Construction Agreement (the EPC Agreement) with Westinghouse Electric Company LLC and Stone & Webster, Inc., which was subsequently acquired by Westinghouse and changed its name to WECTEC Global Project Services Inc. (collectively, Westinghouse). Pursuant to the EPC Agreement, Westinghouse agreed to design, engineer, procure, construct and test two 1,100 megawatt nuclear units using the Westinghouse AP1000 technology and related facilities at Plant Vogtle.
Until March 2017, construction on Units No. 3 and No. 4 continued under the substantially fixed price EPC Agreement. In March 2017, Westinghouse filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. Effective in July 2017, Georgia Power, acting for itself and as agent for the other Co-owners, and Westinghouse entered into a services agreement (the Services Agreement), pursuant to which Westinghouse is providing facility design and engineering services, procurement and technical support and staff augmentation on a time and materials cost basis. The Services Agreement provides that it will continue until the start-up and testing of Vogtle Units No. 3 and No. 4 is complete and electricity is generated and sold from both units.
In October 2017, Georgia Power, acting for itself and as agent for the other Co-owners, entered into a construction completion agreement with Bechtel Power Corporation, pursuant to which Bechtel serves as the primary contractor for the remaining construction activities for Vogtle Units No. 3 and No. 4 (the Bechtel Agreement) and is reimbursed for actual costs plus a base fee and an at-risk fee, subject to adjustment based on Bechtel’s performance against cost and schedule targets. Each Co-owner is severally, and not jointly, liable for its proportionate share, based on its ownership interest, of all amounts owed to Bechtel under the Bechtel Agreement.
On July 31, 2023, Georgia Power placed Unit No. 3 in service.
Cost and Schedule
Our ownership interest and proportionate share of the cost to construct Vogtle Units No. 3 and No. 4 is 30%, representing approximately 660 megawatts. As of December 31, 2023, our actual costs related to the new Vogtle units were approximately $8.2 billion, net of $1.1 billion we received from Toshiba Corporation under a Guarantee Settlement Agreement and approximately $384 million we received from Georgia Power in connection with cost-sharing provisions of the Global Amendments and settlement agreement described below.
Our current budget, which includes capital costs and allowance for funds used during construction, is a range of $8.3-8.35 billion and is based on a commercial operation date in the second quarter of 2024 for Unit No. 4 and
Georgia Power continuing to pay 66% of our 30% share of the remaining cost of construction pursuant to the settlement agreement described below. Any schedule extension beyond June 2024 for Unit No. 4 is expected to increase our costs by approximately $20 million per month. We and some of our members have implemented various rate management programs to lessen the impact on rates related to the additional Vogtle units.
As part of its ongoing processes, Southern Nuclear continues to evaluate cost and schedule forecasts for Unit No. 4 on a regular basis to incorporate current information available, particularly in the areas of start-up testing and related test results and engineering support.
On May 1, 2023, hot functional testing was completed for Unit No. 4. On July 20, 2023, Southern Nuclear announced that all Unit No. 4 inspections, tests, analyses, and acceptance criteria documentation had been submitted to the Nuclear Regulatory Commission, and, on July 28, 2023, the Nuclear Regulatory Commission published its 103(g) finding that the accepted criteria in the combined license for Unit No. 4 had been met, which allowed nuclear fuel to be loaded and start-up testing to begin. Fuel load was completed on August 19, 2023. On October 6, 2023, Georgia Power announced that during start-up and pre-operational testing for Unit No. 4, Southern Nuclear had identified a motor fault in one of four reactor coolant pumps, which was replaced. With Unit No. 3’s four reactor coolant pumps operating as designed, Southern Nuclear has stated that it believes that the motor fault on the single Unit No. 4 reactor coolant pump is an isolated event. However, any findings related to the root cause analysis of the motor fault on the affected pump could require engineering changes or remediation related to the other Unit No. 3 and Unit No. 4 reactor coolant pumps.
On February 1, 2024, Georgia Power announced that during start-up and pre-operational testing for Unit No. 4, Southern Nuclear had identified, and remediated, vibrations associated with certain piping within the cooling system. Considering the remaining pre-operational testing, Georgia Power disclosed that it projects Unit No. 4 will be placed in service during the second quarter 2024. On February 14, 2024, Unit No. 4 achieved self-sustaining nuclear fission, commonly referred to as initial criticality, and on March 1, 2024, the generator successfully synchronized to the power grid and generated electricity for the first time.
Meeting the projected in-service date for Unit No. 4 significantly depends on the progression of start-up and pre-operational testing, which may be impacted by equipment or other operational failures. As Unit No. 4 progresses further through testing, ongoing and potential future challenges may also include the management of contractors and vendors, the availability of materials and parts, and/or related cost escalation; the availability of supervisory and technical support resources; and the timeframe and duration of pre-operational testing.
New challenges also may continue to arise as Unit No. 4 moves further into testing and start-up, which may result in required engineering changes or remediation related to plant systems, structures or components (some of which are based on new technology that only within the last several years began initial operation in the global nuclear industry at this scale). These challenges may result in further schedule delays and/or cost increases.
With the receipt of the Nuclear Regulatory Commission’s 103(g) findings for Units No. 3 and No. 4 in August 2022 and July 2023, respectively, the site is subject to the Nuclear Regulatory Commission’s operating reactor oversight process and must meet applicable technical and operational requirements contained in its operating license. Various design and other licensing-based compliance matters may result in additional license amendment requests or require other resolution. If any license amendment requests or other licensing-based compliance issues are not resolved in a timely manner, there may be further delays in the project schedule that could result in increased costs.
The ultimate outcome of these matters cannot be determined at this time.
Co-Owner Contracts and Other Information
In November 2017, the Co-owners entered into an amendment to their joint ownership agreements for Vogtle Units No. 3 and No. 4 to provide for, among other conditions, additional Co-owner approval requirements. These joint ownership agreements, including the Co-owner approval requirements, were subsequently amended, effective August 2018. As described below, certain provisions of the Joint Ownership Agreements were modified further in September 2018 by the Term Sheet that was memorialized in February 2019 when the Co-owners entered into certain amendments (the Global Amendments) to the Joint Ownership Agreements (as amended, the Joint Ownership Agreements).
As a result of an increase in the total project capital cost forecast and Georgia Power’s decision not to seek recovery of its allocation of the increase in the base capital costs and the increased construction budget in connection with Georgia Power’s nineteenth Vogtle construction monitoring report (VCM 19) in 2018, the holders of at least 90% of the ownership interests in Vogtle Units No. 3 and No. 4 were required to vote to continue construction. In September 2018, the Co-owners unanimously voted to continue construction of Vogtle Units No. 3 and No. 4.
In connection with the September 2018 vote to continue construction, Georgia Power entered into a binding term sheet with the other Co-owners and MEAG’s wholly-owned subsidiaries MEAG Power SPVJ, LLC, MEAG Power SPVM, LLC, and MEAG Power SPVP, LLC to mitigate certain financial exposure for the other Co-owners and offered to purchase production tax credits from each of the other Co-Owners, at that Co-owner’s option (the Term Sheet). In February 2019, the Co-owners entered into the Global Amendments to memorialize the provisions of the Term Sheet. Pursuant to the Global Amendments and consistent with the Term Sheet, the Joint Ownership Agreements provide that:
•each Co-owner was obligated to pay its proportionate share of construction costs for Vogtle Units No. 3 and No. 4 based on its ownership interest up to (i) the estimated cost at completion (EAC) for Vogtle Units No. 3 and No. 4 which formed the basis of Georgia Power's forecast of $8.4 billion in Georgia Power's VCM 19 filed with the Georgia Public Service Commission plus (ii) $800 million of additional construction costs.
•Georgia Power was responsible for 55.7% of construction costs, subject to exceptions such as costs that are a result of a force majeure event, that exceed the EAC in VCM 19 by $800 million to $1.6 billion (resulting in up to $80 million of potential additional costs to Georgia Power which would save Oglethorpe up to $44 million), with the remaining Co-owners responsible for 44.3% of such costs pro rata in accordance with their respective ownership interests (equal to 24.5% for our 30% ownership interest); and
•Georgia Power was responsible for 65.7% of construction costs, subject to exceptions such as costs that are a result of a force majeure event, that exceed the EAC in VCM 19 by $1.6 billion to $2.1 billion (resulting in up to a further $100 million of potential additional costs to Georgia Power which would save Oglethorpe up to an additional $55 million), with the remaining Co-owners responsible for 34.3% of such costs pro rata in accordance with their respective ownership interests (equal to 19.0% for our 30% ownership interest).
If the EAC was revised and exceeded the EAC in VCM 19 by more than $2.1 billion, each of the Co-owners, other than Georgia Power, had a one-time option to tender a portion of its ownership interest to Georgia Power in exchange for Georgia Power’s agreement to pay 100% of such Co-owner’s share of construction costs actually incurred in excess of the EAC in VCM 19 plus $2.1 billion.
On October 5, 2023, we entered into a settlement agreement with Georgia Power to resolve the litigation regarding the proper interpretation of the cost-sharing and tender provisions of the Global Amendments. Under the terms of the agreement, among other items:
•Georgia Power agreed that its total liability with respect to the cost-sharing bands was $99 million, plus $5 million of financing costs related to certain payments made under protest related to the cost-sharing bands. Georgia Power made $37.5 million of cost-sharing payments prior to the settlement date and paid us an additional $66.5 million at the time of the settlement agreement for the remaining balance.
•Georgia Power will pay 66% of our 30% share of incremental costs of construction that exceed a total project budget of $19.2 billion as such costs are incurred and with no adjustment for costs related to COVID-19 or any other force majeure event. Based on the current project budget, Georgia Power would pay a total of $346.3 million of our construction costs. Georgia Power paid us $241.2 million at the time of the settlement agreement for construction costs previously paid by us and, based on the current project budget, would make $105.1 million in total payments after the settlement date for remaining construction costs. Georgia Power’s ultimate payments pursuant to this arrangement will depend on the final cost of
Vogtle Units No. 3 and No. 4 and may be greater or less than the estimated payments based on the current project budget.
•We retracted our tender offer and retained our full 30% ownership interest in Vogtle Units No. 3 and No. 4.
Pursuant to the Joint Ownership Agreements, as amended by the Global Amendments, the holders of at least 90% of the ownership interests in Vogtle Units No. 3 and No. 4 must vote to continue construction, or can vote to suspend construction, if certain adverse events occur, including: (i) the bankruptcy of Toshiba Corporation; (ii) termination or rejection in bankruptcy of certain agreements, including the Services Agreement, the Bechtel Agreement or the agency agreement with Southern Nuclear; (iii) Georgia Power publicly announces its intention not to submit for rate recovery any portion of its investment in Vogtle Units No. 3 and No. 4 (or associated financing costs) or the Georgia Public Service Commission determines that any of Georgia Power's costs relating to the construction of Vogtle Units No. 3 and No. 4 will not be recovered in retail rates, excluding any additional amounts paid by Georgia Power on behalf of the other Co-owners pursuant to the Global Amendment provisions described above and the first 6% of costs during any six-month VCM reporting period that are disallowed by the Georgia Public Service Commission for recovery, or for which Georgia Power elects not to seek cost recovery, through retail rates or (iv) an incremental extension of one year or more from the seventeenth VCM report estimated in-service dates of November 2021 and November 2022 for Units No. 3 and No. 4, respectively (each a Project Adverse Event). The schedule extensions, announced in February 2022, which reflected a cumulative delay of over a year for each unit from the schedules approved in the seventeenth VCM report, triggered the requirement for the holders of at least 90% of the ownership interests in Vogtle Units No. 3 and No. 4 to vote to continue construction, and the Co-owners unanimously voted to continue construction. On August 30, 2023, Georgia Power filed an application with the Georgia Public Service Commission, which included a public announcement that Georgia Power did not intend to submit for rate recovery an amount that is greater than 6% of costs during any VCM reporting period, which triggered the requirement for a Co-owner vote to continue construction. All of the Co-owners voted to continue construction.
The ultimate outcome of these matters cannot be determined at this time.
Plant Vogtle Unit No. 3 Commercial Operations
On July 31, 2023, Plant Vogtle Unit No. 3 reached commercial operation and was placed in service. The total amount in service related to Unit No. 3, including common facilities, as of December 31, 2023, was approximately $4.8 billion. In 2023, since Plant Vogtle Unit No. 3 was placed in service, we sold to Georgia Power $21.7 million of nuclear production tax credits ("NPTCs"), earned by us pursuant to Section 45J of the Internal Revenue Code and recognized the amount as a credit to the Production expense line item within our consolidated income statements.